Summary Prospectus – April 27, 2015

JNL/Invesco Global Real Estate Fund
Class A and B

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information ("SAI") and most recent reports to shareholders, online at http://hosted.rightprospectus.com/Jackson/JNLSeriesTrust. You can also get this information at no cost by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com.  The current Prospectus and SAI, both dated April 27, 2015, are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective.  The investment objective of the Fund is high total return.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.70%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses[1]	0.15%
Total Annual Fund Operating Expenses	1.05%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class B
Management Fee	0.70%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.15%
Total Annual Fund Operating Expenses	0.85%
1 "Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$107	$334	$579	$1,283

Class B
1 year	3 years	5 years	10 years
$87	$271	$471	$1,049

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund's performance.

Period	Class A
1/1/2014 – 12/31/2014	26%

Period	Class B
1/1/2014 – 12/31/2014	26%

Principal Investment Strategies. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets   in the securities of real estate and real estate-related issuers and derivatives and other instruments that have economic characteristics similar to such securities. The Fund invests primarily in real estate investment trusts, depository receipts and equity securities (including common and preferred stock, and convertible stock) of domestic and foreign issuers. The Fund invests, under normal circumstances, in securities of issuers located in at least three different countries, including the United States.  The Fund may invest up to 20% of its net assets in securities of issuers located in emerging markets countries, i.e., those that are in the initial stages of their industrial cycles. These companies include real estate investment trusts ("REITs") or other real estate operating companies.

Investment in equity and debt securities of companies unrelated to the real estate industry are generally limited to securities that the portfolio managers believe are undervalued and have potential for growth of capital.  The Fund may purchase debt securities including U.S. Treasury and agency bonds and notes.  It may also invest up to 10% in non-investment grade debt securities (commonly known as "junk-bonds") of real estate and real estate-related issuers.

The Fund also may engage in short sales of securities.

The Fund can invest in derivative instruments including forward foreign currency contracts.

The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund may invest in securities of issuers of all capitalization sizes.  Real estate companies tend to have smaller asset bases compared with other market sectors, therefore, the Fund may hold a significant amount of securities of small- and mid-capitalization issuers.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund.

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Concentration risk – To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

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Credit risk – The Fund could lose money if the issuer or guarantor of a fixed income security, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

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Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa.  Investments in emerging market and less developed countries are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets.  Investments in emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries.  The Fund also will be subject to the risk of adverse foreign currency rate fluctuations.  As a result of these risks, investments in emerging market securities tend to be more volatile than investments in developed countries.

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Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as, the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund's expenses and may limit the Fund's performance.

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Foreign securities risk – These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Such events may adversely affect the value of securities issued by companies in foreign countries or regions.  This risk is especially high in emerging markets. In addition, the economies of certain foreign markets may not compare favorably with the economy of the U.S. with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. There may be less publicly available information and more volatile or less liquid markets.

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High yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as "junk bonds," and are considered below "investment-grade" by national ratings agencies.  Junk bonds are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations.

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Interest rate risk – When interest rates increase, fixed income securities generally will decline in value.  Long-term fixed income securities normally have more price volatility than short-term fixed income securities. The value of equity investments, such as utilities and real estate securities, may be sensitive to interest rate changes.

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Managed portfolio risk – As an actively managed portfolio, the value of the Fund's investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager's investment techniques could fail to achieve the Fund's investment objective or negatively affect the Fund's investment performance.

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Mid-cap and small-cap risk – The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower   markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund's portfolio. Generally, the smaller the company size, the greater these risks become.

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Mortgage-related and other asset-backed securities risk – Rising interest rates tend to extend the duration of mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates and exhibit additional volatility.  When interest rates decline, borrowers may pay off their mortgages or other loans sooner than expected, which can reduce the returns.

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Preferred stock risk – Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer's creditworthiness and to changes in interest rates, and may decline in value if interest rates rise.

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Real estate investment risk – Real estate is affected by general economic conditions and legal, cultural or technological developments. When growth is slowing, demand for property decreases and prices may decline.  Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management.

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Short sales risk – The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short sale may be affected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Short sales  involve greater reliance on the investment manager's ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs (that will reduce potential Fund gains and increase potential Fund losses), and imperfect correlation between the actual and desired level of exposure.  Because the Fund's potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.  By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks.  The Fund's long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund's overall potential for loss more than it would be without the use of leverage. Short positions typically involve increased liquidity risk and transaction costs, and the risk that the third party to the short sale may fail to honor its contract terms.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund.  The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2009): 30.59%; Worst Quarter (ended 12/31/2008): -35.39%

Class B

Best Quarter (ended 6/30/2009): 30.89%; Worst Quarter (ended 12/31/2008): -35.35%

Average Annual Total Returns as of December 31, 2014
	1 year	5 year	Life of Fund (May 2, 2005)
JNL/Invesco Global Real Estate Fund (Class A)	15.03%	10.74%	7.01%
FTSE EPRA/NAREIT Developed Real Estate Index (reflects no deduction for fees, expenses or taxes)	15.89%	12.03%	7.36%

Average Annual Total Returns as of December 31, 2014
	1 year	5 year	Life of Class (May 2, 2005)
JNL/Invesco Global Real Estate Fund (Class B)	15.34%	10.97%	7.23%
FTSE EPRA/NAREIT Developed Real Estate Index (reflects no deduction for fees, expenses or taxes)	15.89%	12.03%	7.36%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Adviser:
Invesco Advisers, Inc.

Sub-Sub-Adviser:
Invesco Asset Management Limited

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Joe Rodriguez, Jr.	2005	Lead Portfolio Manager
Mark Blackburn	2005	Portfolio Manager
Ping-Ying Wang	2006	Portfolio Manager
Paul Curbo	2007	Portfolio Manager
James Cowen	2008	Portfolio Manager
Darin Turner	2010	Portfolio Manager

Purchase and Redemption of Fund Shares
Only separate accounts and qualified plans of Jackson National Life Insurance Company ("Jackson") or Jackson National Life Insurance Company of New York ("Jackson NY") and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund or through a qualified  plan in which you are a participant.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account or plan through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund's shareholders are separate accounts and qualified plans of Jackson or Jackson NY and mutual funds owned directly or indirectly by them.  Accordingly, the Fund's dividends and other distributions are not taxable to you, the contract owner or plan participant, and no discussion is included about the Federal personal income tax consequences to you.  For this information, you should consult the prospectus of the appropriate separate account or description of the plan and read the discussion therein of those consequences.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Website for more information.